UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2017

ENERTECK CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 000-31981

Delaware	47-0929885
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

10701 Corporate Drive, Suite 150 Stafford, Texas	77477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 240-1787

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 2, 2017, EnerTeck Corporation (the “Company”) dismissed Briggs & Veselka Co., PC (“Briggs & Veselka”) as the principal independent accountants of the Company. Briggs & Veselka has served as the Company’s principal independent accountants since January 23, 2017. The decision to dismiss Briggs & Veselka as the Company’s principal independent accountants was approved by the Company’s Board of Directors.

The reports issued by the Company’s principal accountants on the Company’s financial statements for either the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Briggs & Veselka to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter from Briggs & Veselka is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective as of November 2, 2017, the Company engaged Weaver and Tidwell, L.L.P. (“Weaver and Tidwell”) as its independent registered public accounting firm to audit the financial statements of the Company. The decision to engage Weaver and Tidwell as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and any subsequent period prior to engaging Weaver and Tidwell, the Company has not consulted with Weaver and Tidwell regarding either: (i) application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Weaver and Tidwell concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1*	Letter of Briggs & Veselka Co., PC

______

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTECK CORPORATION

Date: November 6, 2017	By:	/s/ Gary B. Aman
Gary B. Aman
President and Acting Chief Executive Officer

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